Exhibit 10.1
EXECUTION VERSION
SEVENTH AMENDMENT
     SEVENTH AMENDMENT (this “Amendment”), dated as of July 31, 2008, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (as amended, the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Amendments to Section 1.1. Section 1.1 is hereby amended by amending the definition of “Pilot SAS Facility” by deleting the phrase “one-year credit agreement” and substituting in lieu thereof the phrase “credit agreement maturing no later than March 15, 2009” and (ii) inserting the following definitions in appropriate alphabetical order:
          “QS Holdings”: QS Holdings SARL, a Société à Responsabilitée Limitée and a wholly-owned subsidiary of Quiksilver.
          “Rossignol Luxembourg Restructuring”: the collective reference to the purchase by QS Holdings of all of the shares in Ski Rossignol held by Skis Rossignol S.A. and Pilot SAS and related restructuring transactions involving transfers of related assets and liabilities among QS Holdings and its Subsidiaries.
          “Ski Rossignol”: Ski Rossignol Finance Luxembourg SA, a Société Anonyme and a wholly-owned indirect subsidiary of Quiksilver.
          “Skis Rossignol S.A.”: Skis Rossignol S.A. – Club Rossignol S.A., a Société Anonyme and a wholly-owned indirect subsidiary of Quiksilver.

          “Societe Generale Agreement”: the Subscription Agreement, dated July 11, 2005, with Ski Rossignol, as issuer of bonds with a total value of €50,000,000 maturing July 2010, Skis Rossignol S.A., as guarantor, and Societe Generale Bank & Trust, as initial subscriber.
     II. Amendment to Section 6.2. Section 6.2 is hereby amended by (i) deleting the “and” at the end of clause (n), (ii) deleting the amount “€130,000,000” in clause (o) and substituting in lieu thereof the amount “€70,000,000”, (iii) deleting the “.” at the end of clause (o) and substituting in lieu thereof the phrase “; and” and (iv) inserting a new clause (p) to read as follows:
“(p) Guarantee Obligations of Quiksilver with respect to the obligations of Ski Rossignol under the Societe Generale Agreement in an amount not to exceed the US Dollar Equivalent of €50,000,000.”
     III. Amendment to Section 6.7. Section 6.7 is hereby amended by (i) deleting the “and” at the end of clause (l), (ii) deleting the “.” at the end of clause (m) and substituting in lieu thereof the phrase “; and” and (iii) inserting a new clause (n) to read as follows:
          “(n) investments in connection with the Rossignol Luxembourg Restructuring.”
     IV. Amendment to Section 6.8. Section 6.8 is hereby amended by (i) deleting the “or” at the end of clause (i), (ii) inserting the phrase “or” at the end of clause (ii) and (iii) inserting before the period at the end thereof the following: “(iii) is in connection with the Rossignol Luxembourg Restructuring.”
     V. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which (i) the Borrowers and the Majority Lenders shall have duly executed and delivered to the US Administrative Agent this Amendment and (ii) the Administrative Agent shall have received evidence satisfactory to it that the Societe Generale Agreement has been amended in a manner satisfactory to the Administrative Agent.
     VI. Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     VII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     VIII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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     IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.

By:

Name:

Title:

QUIKSILVER AMERICAS, INC.

By:

Name:

Title:

Seventh Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:

Name:

Title:

Seventh Amendment Signature Page

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By:

Name:

Title:

Seventh Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and as a Lender

By:

Name:

Title:

Seventh Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES POPULAIRES)

By:

Name:

Title:

By:

Name:

Title:

Seventh Amendment Signature Page

ALLIED IRISH BANK

By:

Name:

Title:

Seventh Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.

By:

Name:

Title:

Seventh Amendment Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:

Title:

Seventh Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK

By:

Name:

Title:

By:

Name:

Title:

Seventh Amendment Signature Page

BNP-PARIBAS

By:

Name:

Title:

Seventh Amendment Signature Page

SOCIETE GENERALE

By:

Name:

Title:

Seventh Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

Seventh Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.

By:

Name:

Title:

QS WHOLESALE, INC.

By:

Name:

Title:

DC SHOES, INC.

By:

Name:

Title:

HAWK DESIGNS, INC.

By:

Name:

Title:

MERVIN MANUFACTURING, INC.

By:

Name:

Title:

FIDRA, INC.

By:

Name:

Title:

ROSSIGNOL SKI COMPANY INCORPORATED

By:

Name:

Title:

Seventh Amendment Signature Page

SKIS DYNASTAR, INC.

By:

Name:

Title:

Seventh Amendment Signature Page